Exhibit 10.174

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 13

to

Purchase Agreement Number 03784

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737NG Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of December 27th, 2016 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number 03784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737NG aircraft (Aircraft for all purposes within the Purchase Agreement); and

WHEREAS, Customer and Boeing agree to cross model substitute four (4) 737-700 aircraft with four (4) 737-800 aircraft as specified below in Figure 1:

Figure 1

	Aircraft Type at SA-12	Delivery Month at SA-12	Aircraft Type as of SA-13	New Delivery Month
1	737-700	***-2017	737-800	***-2017
2	737-700	***-2017	737-800	***-2017
3	737-700	***-2017	737-800	***-2017
4	737-700	***-2017	737-800	***-2017

Each resulting 737-800 aircraft shall be designated as 737-800 substitution aircraft (737-800 Substitution Aircraft).

UAL-PA-03784	SA-13	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 13 to

Purchase Agreement PA-03784

WHEREAS, Customer and Boeing agree to cross model substitute sixty-one (61) 737-700 aircraft with sixty-one (61) 737-9 aircraft as specified further in Purchase Agreement 3776 and specified below in Figure 2 and to incorporate applicable amendments to the Purchase Agreement:

Figure 2

	Aircraft Type at SA-12	Delivery Month at SA-12	Aircraft Type as of SA-13	New Delivery Month
1	737-700	***	737-9	***
2	737-700	***	737-9	***
3	737-700	***	737-9	***
4	737-700	***	737-9	***
5	737-700	***	737-9	***
6	737-700	***	737-9	***
7	737-700	***	737-9	***
8	737-700	***	737-9	***
9	737-700	***	737-9	***
10	737-700	***	737-9	***
11	737-700	***	737-9	***
12	737-700	***	737-9	***
13	737-700	***	737-9	***
14	737-700	***	737-9	***
15	737-700	***	737-9	***
16	737-700	***	737-9	***
17	737-700	***	737-9	***
18	737-700	***	737-9	***
19	737-700	***	737-9	***
20	737-700	***	737-9	***
21	737-700	***	737-9	***
22	737-700	***	737-9	***
23	737-700	***	737-9	***
24	737-700	***	737-9	***
25	737-700	***	737-9	***
26	737-700	***	737-9	***
27	737-700	***	737-9	***
28	737-700	***	737-9	***
29	737-700	***	737-9	***
30	737-700	***	737-9	***
31	737-700	***	737-9	***

	Aircraft Type at SA-12	Delivery Month at SA-12	Aircraft Type as of SA-13	New Delivery Month
32	737-700	***	737-9	***
33	737-700	***	737-9	***
34	737-700	***	737-9	***
35	737-700	***	737-9	***
36	737-700	***	737-9	***
37	737-700	***	737-9	***
38	737-700	***	737-9	***
39	737-700	***	737-9	***
40	737-700	***	737-9	***
41	737-700	***	737-9	***
42	737-700	***	737-9	***
43	737-700	***	737-9	***
44	737-700	***	737-9	***
45	737-700	***	737-9	***
46	737-700	***	737-9	***
47	737-700	***	737-9	***
48	737-700	***	737-9	***
49	737-700	***	737-9	***
50	737-700	***	737-9	***
51	737-700	***	737-9	***
52	737-700	***	737-9	***
53	737-700	***	737-9	***
54	737-700	***	737-9	***
55	737-700	***	737-9	***
56	737-700	***	737-9	***
57	737-700	***	737-9	***
58	737-700	***	737-9	***
59	737-700	***	737-9	***
60	737-700	***	737-9	***
61	737-700	***	737-9	***

UAL-PA-03784	SA-13	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 13 to

Purchase Agreement PA-03784

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents, Tables, Exhibits, Supplemental Exhibits, and Letter Agreements:

1.1 The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-13”).

1.2 Table 1B entitled “2016 737-700 Aircraft Delivery, Description, Price and ***” is deleted in its entirety due to elimination of 2016 737-700 Aircraft from the Purchase Agreement.

1.3 Table 1D entitled “Aircraft Information Table –737-800 Substitution Aircraft” is added to the Purchase Agreement to incorporate the 737-800 Substitution Aircraft.

1.4 Exhibit A1 entitled “Aircraft Configuration - 2016 737-700 Aircraft” is deleted in its entirety due to elimination of 2016 737-700 Aircraft from the Purchase Agreement.

1.5 Supplemental Exhibit BFE2 entitled “Buyer Furnished Equipment Variables for 2016 737-700 Aircraft” and Attachment A1 thereto entitled “Attachment A1: BFE Variables for the *** 2016 737-700 Aircraft Incorporated by SA-11” are deleted in their entirety due to elimination of 2016 737-700 Aircraft from the Purchase Agreement.

1.6 Attachment A2 to Supplemental Exhibit BFE3 entitled “Buyer Furnished Equipment Variables for Firm 737-800 Aircraft and 737-800 Substitution Aircraft” is added to the Purchase Agreement.

1.7 Letter Agreement UAL-PA-03784-LA-1207879R4 entitled “737-700 *** Aircraft” is deleted in its entirety due to expiration of Customer’s rights in 737-700 *** Aircraft.

1.8 Letter Agreement UAL-PA-03784-LA-1208155R2 entitled “*** Matters: 737-900ER and 2016 737-700 Aircraft” is deleted in its entirety and replaced with UAL-PA-03784-LA-1208155R3 entitled “737-900ER, Firm 737-800 Aircraft and 737-800 Substitution Aircraft” to reflect addition of 737-800 Substitution Aircraft and elimination of 2016 737-700 Aircraft from the Purchase Agreement.

1.9 Letter Agreement UAL-PA-03784-LA-1208156R1 entitled “*** for the 737NG Aircraft” is deleted in its entirety and replaced with UAL-PA-03784- LA-1208156R2 entitled “*** for the 737NG Aircraft” to reflect addition of Firm 737-800 Aircraft, 737-800 Substitution Aircraft and elimination of 2016 737NG *** Aircraft from the Purchase Agreement.

1.10 Letter Agreement UAL-PA-03784-LA-1208172 entitled “***” is deleted in its entirety and replaced with UAL-PA-03784- LA-1208172R1 entitled “***” to reflect revised corrected definition of Aircraft incorporated by this Supplemental Agreement No. 13.

UAL-PA-03784	SA-13	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 13 to

Purchase Agreement PA-03784

1.11 Letter Agreement UAL-PA-03784-LA-1208173 entitled *** is deleted in its entirety and replaced with UAL-PA-03784-LA-1208173R1 entitled *** to reflect revised corrected definition of Aircraft incorporated by this Supplemental Agreement No. 13.

1.12 Letter Agreement UAL-PA-03784-LA-1208939 entitled “Aircraft Model ***” (relating to 737-700 and 737-800 aircraft) is deleted in its entirety due to agreement by the parties that there will be no *** permitted for any of the 737-800 Substitution Aircraft.

1.13 Letter Agreement UAL-PA-03784-LA-1504843 entitled “Open Matters – 2016 737-700 Aircraft” is deleted in its entirety due to elimination of 2016 737-700 Aircraft from the Purchase Agreement.

1.14 Letter Agreement UAL-PA-03784-LA-1504844 entitled “Special Matters-2016 737-700 Aircraft” is deleted in its entirety due to elimination of 2016 737-700 Aircraft from the Purchase Agreement.

1.15 Letter Agreement UAL-PA-03784-LA-1600041 entitled “Special Matters – Firm 737-800 Aircraft, as defined in Supplemental Agreement No. 10 to the Purchase Agreement” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03784-LA-1600041R1 entitled “Special Matters – Firm 737-800 Aircraft, as defined in Supplemental Agreement No. 10 to the Purchase Agreement and 737-800 Substitution Aircraft as defined in Supplemental Agreement No. 13 to the Purchase Agreement (individually and collectively 737-800 Special Matters Aircraft)”.

1.16 Letter Agreement UAL-PA-03784-LA-1600586 entitled “737-900ER *** Aircraft” is deleted in its entirety due to expiration of Customer’s rights in 737-900ER *** Aircraft.

1.17 Letter Agreement UAL-PA-03784-LA-1601963 entitled “Aircraft Performance Guarantees – Firm 737-800 Aircraft” is deleted in its entirety and replaced with UAL-PA-03784-LA-1601963R1 entitled “Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft” to reflect addition of 737-800 Substitution Aircraft to the Purchase Agreement.

1.18 Letter Agreement UAL-LA-1604287 entitled “Certain ***” is hereby incorporated by the Purchase Agreement.

2.	Miscellaneous.

2.1 If Boeing or Customer determines that an Exhibit, a Supplemental Exhibit or a Letter Agreement should be further amended to incorporate Firm 737-800 Aircraft and/or 737-800 Substitution Aircraft, then Boeing and Customer will work together for a mutually agreeable solution.

UAL-PA-03784	SA-13	Page 4
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 13 to

Purchase Agreement PA-03784

2.2 Boeing and Customer agree to apply the following amounts received by Boeing from Customer as follows:

*** in the aggregate amount of *** from the expired rights in *** 737-700 *** Aircraft;

*** in the aggregate amount of *** from the expired rights in *** 737-900ER *** Aircraft; and

*** in the amount of *** from the *** former *** 737-700 Aircraft.

The resulting aggregate amount of *** will be applied first toward the payment obligation of *** due at the effective date of this Supplemental Agreement No. 13 for the *** 737-800 Substitution Aircraft. The remaining aggregate amount of *** of *** will be *** on the effective date of this Supplemental Agreement No. 13 exclusively to Customer purchase agreement payment obligations as follows:

		Purchase Agreement No. 3784		Purchase Agreement No. 3776		Purchase Agreement No. 3860		Purchase Agreement No. 4308		TOTAL
Amount due for SA-7 to Purchase Agreement No. 3776: (61) 737-9 Aircraft				$	***					$	***

Payment Application Date	Payment Due Date
Effective date of SA 13 for 737NG	***	$	***	$	***	$	***	$	***	$	***
Effective date SA 13 for 737NG	***			$	***	$	***	$	***	$	***
Effective date SA 13 for 737NG	***	$	***	$	***	$	***	$	***	$	***
Effective date SA 13 for 737NG	***	$	***	$	***	$	***	$	***	$	***

Total		$	***	$	***	$	***	$	***	$	***

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

UAL-PA-03784	SA-13	Page 5
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 13 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-03784	SA-13	Page 6
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A.	Aircraft Information Table – 737-900ER	SA-8

1B.	Aircraft Information Table – 2016 737-700 Aircraft (DELETED)	Per §1.2 of SA-13

1C.	Aircraft Information Table –Firm 737-800 Aircraft	SA-10

1D.	Aircraft Information Table –737-800 Substitution Aircraft	SA-13

EXHIBITS

A.	Aircraft Configuration - 737-900ER

A1.	Aircraft Configuration – 2016 737-700 Aircraft (DELETED)	Per §1.4 of SA-13

A2.	Aircraft Configuration – Firm 737-800 Aircraft	SA-10

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-9

BFE1.	BFE Variables for 737-900ER Aircraft	SA-1

BFE2.	BFE Variables for 2016 737-700 Aircraft Incorporated by SA-9 (DELETED)	Per §1.5 of SA-13

	Attachment A1: BFE Variables for the *** 2016 737-700 Aircraft Incorporated by SA-11 (DELETED)	Per §1.5 of SA-13

BFE3.	BFE Variables for Firm 737-800 Aircraft and 737-800 Substitution Aircraft	SA-10

	Attachment A1: BFE Variables for the 737-800 Substitution Aircraft	SA-13

CS1.	Customer Support Variables

EE1.	Engine Escalation, Engine Warranty and ***

SLP1.	Service Life Policy Components

P.A. 03784	TABLE OF CONTENTS, Page 1 of 4	SA-13
BOEING / UNITED AIRLINES PROPRIETARY

SA NUMBER
LETTER AGREEMENTS
UAL-PA-03784-LA-1207868	Performance Guarantees
UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning
UAL-PA-03784-LA-1207871	Special Matters
UAL-PA-03784-LA-1207878	Demonstration Flight Waiver
UAL-PA-03784-LA-1207879R2	*** Aircraft (DELETED)	SA-9

UAL-PA-03784-LA-1207879R4	737-700 *** Aircraft (DELETED)	Per §1.7 of SA-13

UAL-PA-03784-LA-1207881	Seller Purchased Equipment 737-900ER
	Attachment AR1 to Letter Agreement UAL-PA-03784-LA-1207881	SA-9

UAL-PA-03784-LA-1208155R3	*** Matters 737-900ER, Firm 737-800 Aircraft AND 737-800 Substitution Aircraft	SA-13

UAL-PA-03784-LA-1208156R2	*** for the 737NG Aircraft	SA-13

	Attachment A: ***	SA-13

	Attachment B1: ***	SA-13

	Attachment B2: ***	SA-13

UAL-PA-03784-LA-1208172R1	***	SA-13

UAL-PA-03784-LA-1208173R1	***	SA-13
UAL-PA-03784-LA-1208169	737 Production Adjustments
UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1208939	Aircraft Model *** (DELETED)	Per §1.9 of SA-13

UAL-PA-03784-LA-1209115	***
hUAL-PA-03784-LA-1300306	Aircraft ***	SA-2
UAL-PA-03784-LA-1400240	Aircraft ***	SA-5

UAL-PA-03784	SA-13	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS, Continued

UAL-PA-03784-LA-1504843	Open Matters – 2016 737-700 Aircraft (DELETED )	Per §1.10 of SA-13

UAL-PA-03784-LA-1504844	Special Matters – 2016 737-700 Aircraft (DELETED )	Per §1.11 of SA-13

UAL-PA-03784-LA-1600041R1	Special Matters – Firm 737-800 Aircraft and 737-800 Substitution Aircraft (individually and collectively “737-800 Special Matters Aircraft”)	SA-10

UAL-PA-03784-LA-1600586	737-900ER *** Aircraft (DELETED)	Per §1.12 of SA-13

UAL-PA-03784-LA-1600829	*** for 2016 737-700 Aircraft	SA-11

UAL-PA-03784-LA-1601973R1	Aircraft Performance Guarantees - Firm 737-800 Aircraft and 737-800 Substitution Aircraft	SA-13

UAL-LA-1604287	Certain ***	Dec. 2016 Letter Agreement No. 1

P.A. 03784	TABLE OF CONTENTS, Page 3 of 4	SA-13
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS, Continued

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	September 27, 2012

Supplemental Agreement No. 2	March 1, 2013

Supplemental Agreement No. 3	June 27, 2013

Supplemental Agreement No. 4	September 11, 2013

Supplemental Agreement No. 5	March 3, 2014

Supplemental Agreement No. 6	June 6, 2014

Supplemental Agreement No. 7	May 26, 2015

Supplemental Agreement No. 8	June 12, 2015

Supplemental Agreement No. 9	January 20, 2016

Supplemental Agreement No. 10	February 8, 2016

Supplemental Agreement No. 11	March 7, 2016

Supplemental Agreement No. 12	June 24, 2016

Supplemental Agreement No. 13	December 27, 2016

Dec. 2016 Letter Agreement No. 1 UAL-LA-1604287 entitled “Certain ***	December 27, 2016

P.A. 03784	TABLE OF CONTENTS, Page 4 of 4	SA-13
BOEING / UNITED AIRLINES PROPRIETARY

Table 1D To

Purchase Agreement No. PA-03784

737-800 Substitution Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-800	*** pounds #				Detail Specification:		***

Engine Model/Thrust:	CFM56-7B***	*** pounds				Airframe Price Base Year/Escalation Formula:			***	***

Airframe Price:			$	***		Engine Price Base Year/Escalation Formula:			***	***

Optional Features:			$	***		Airframe Escalation Data:

Sub-Total of Airframe and Features:			$	***		Base Year Index (ECI):	***

Engine Price (Per Aircraft):			$	***		Base Year Index (CPI):	***

Aircraft Basic Price (Excluding BFE/SPE):			$	***

Buyer Furnished Equipment (BFE) Estimate:			$	***

Seller Purchased Equipment (SPE) Estimate:			$	***

Deposit per Aircraft:			$	***	*

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
				***	***	***	***
				***	***	***	***
***	***	***	$***	$***	$***	$***	$***

Total:	4

*	- Immediately prior to effective date of SA-13, *** had been received from Customer by Boeing. See §2 of SA-13
#	- Purchased MTOW is *** pounds. Aircraft are eligible for the provisions of Letter Agreement 6-1162-MMF-311R8 entitled

“Provisions Relating to Buyer’s *** for Model 737 Aircraft”

UAL-PA-03784 83313-1F.TXT	BOEING / UNITED AIRLINES PROPRIETARY	SA-13

Attachment A2 to Supplemental Exhibit BFE3 to Purchase Agreement Number PA 03784

Preliminary BFE On-Dock Dates for the 737-800 Substitution Aircraft

***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***

Total	4

The above dates apply solely if Customer selects a BFE component specified above; e.g., if BFE avionics are not selected by Customer, then the dates specified above in the “Avionics” column do not apply.

Attachment A2 to UAL-PA-03784-BFE3	SA-13	Attachment A2, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208155R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	*** Matters: 737-900ER, Firm 737-800 Aircraft and 737-800 Substitution Aircraft

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737NG aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03784-LA-1208155R2.

The Purchase Agreement incorporates the terms and conditions of AGTA-UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1. ***.

1.1     ***.

UAL-PA-03784-LA-1208155R3	SA-13
*** Matters: 737-900ER, Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

1.2 ***

***		***
***		***%
	Total	***%

1.3    [Reserved]

1.4    ***.

1.4.1 With respect to (i) each aircraft in Table 1A as of the effective date of the Purchase Agreement (ii) each aircraft in Table 1C as of the effective date of the Purchase Agreement, and (iii) each aircraft in Table 1D as of the effective date of the Purchase Agreement, *** agrees *** on *** pursuant to Article 1.1 of this Letter Agreement ***. The *** will be the *** on *** will be *** will ***.

1.4.2 *** the *** for each Aircraft covered by Table 1A, Table 1C or Table 1D, will be ***.

1.4.3 *** for each 737-*** Aircraft (resulting from Customer’s *** aircraft under Supplemental Agreement No. 8 to the Purchase Agreement) scheduled to deliver in 2016 *** to the scheduled delivery date for such Aircraft.

UAL-PA-03784-LA-1208155R3	SA-13
*** Matters: 737-900ER, Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

1.5 Delivery *** Impact on *** Calculations. If the delivery of any Aircraft covered by Table 1A, Table 1C or Table 1D is *** due to ***, then interest on the *** in respect of each such Aircraft will not *** during the time period from ***. Payment of *** that has *** prior to the start of the *** but remains unpaid will be paid on the normal quarterly *** payment schedule set forth in Article 2 of this Letter Agreement or on the delivery date of such *** Aircraft, whichever comes first.

2.	Boeing Invoice for ***.

Boeing shall submit to Customer, not less than *** days prior to the end of each quarter, an invoice for *** during each such quarter. Customer’s payment is due and payable to Boeing on the first business day of the following month. Boeing’s invoice will show *** during the quarter for each Aircraft covered by Table 1A, Table 1C, or Table 1D for which *** have been ***. The invoice will also include *** on *** with respect to other aircraft in other purchase agreements between Customer and Boeing.

3.	*** Rights.

3.1     ***.

3.2 In the event Boeing seeks to *** the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

UAL-PA-03784-LA-1208155R3	SA-13
*** Matters: 737-900ER, Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

3.3 For all purposes of this Article 3 including without limitation, notice, *** or any other application, the term “Boeing” means and includes The Boeing Company, its divisions, subsidiaries, affiliates and the assignees of each. Nothing herein shall constitute an election or waiver of any remedy of Boeing; all such remedies shall be cumulative. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

3.4 Notwithstanding Article 3.1, Boeing shall not *** under the Purchase Agreement with respect to any Aircraft that is subject to ***.

4.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03784-LA-1208155R3	SA-13
*** Matters: 737-900ER, Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 4
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03784-LA-1208155R3	SA-13
***: 737-900ER, Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 5
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208156R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** for the 737NG Aircraft

Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG aircraft

This letter agreement UAL-PA-03784-LA-1208156R2 (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety UAL-PA-03784-LA-1208156R1.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

*** Aircraft means each Aircraft.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

UAL-PA-03784-LA-1208156R2	SA-9
*** for the 737NG Aircraft	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

4.	***.

4.1 If the *** forecast, as set forth in Article 3 above, ***, as set forth in Attachments B1 and B2 as applicable (collectively Attachment B), *** any Program Aircraft that is *** to such *** forecast, as set forth in Attachment A, then Boeing shall issue an *** Notice to the Customer by the date set forth in Attachment A. Such *** Notice shall, ***, either:

4.1.1 *** for such affected Program Aircraft *** as set forth in Attachment B; or

4.1.2 provide Customer with the *** as set forth in Attachment B and ***; or

4.1.3 provide Customer with the *** as set forth in Attachment B, with Boeing and Customer *** as set forth in Attachment B ***.

4.1.4 In the event that Boeing *** the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.

4.2 If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** days of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** Program Aircraft.

4.2.1 Within *** days of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer to *** related to such *** Program Aircraft ***, by Customer.

4.2.2 Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft *** be calculated in accordance with Article 4.1.2.

UAL-PA-03784-LA-1208156R2	SA-13
*** for the 737NG Aircraft	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

4.3 In the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.

5.	***

5.1 If the *** forecast, as set forth in Article 3, *** any Program Aircraft *** as set forth in Attachment B and *** as set forth in Attachment B, *** for such Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.

5.2 In the event the *** at *** of a Program Aircraft subject to Article 5.1 above, *** applicable to such Program Aircraft will be determined pursuant to Article 6 below.

6.	***.

If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any Program Aircraft *** such *** forecast, as set forth in Attachment A, then such cumulative annual escalation applicable to such Program Aircraft ***:

6.1 If the *** of a Program Aircraft, *** as set forth in Attachment B for such Program Aircraft, then the *** for such Program Aircraft.

6.2 *** of a Program Aircraft, *** factor as set forth in Attachment B for such Program Aircraft ***, as set forth in Attachment B, then the *** for such Program Aircraft *** as set forth in Attachment B.

UAL-PA-03784-LA-1208156R2		SA-13
*** for the 737NG Aircraft		Page 3
BOEING / UNITED AIRLINES PROPRIETARY

7.	Applicability to ***.

The ***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be *** established in this Letter Agreement for such Program Aircraft *** provisions of the Purchase Agreement ***.

8.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03784-LA-1208156R2		SA-13
*** for the 737NG Aircraft		Page 4
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

UAL-PA-03784-LA-1208156R2		SA-13
*** for the 737NG Aircraft		Page 5
BOEING / UNITED AIRLINES PROPRIETARY

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

Attachment A to UAL-PA-03784-LA-1208156R2		SA-13
*** for the 737NG Aircraft		Att. A, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

ATTACHMENT B1

*** Factors – *** Aircraft

***	***	***	***
***	***	***	***

Attachment B1 to UAL-PA-03784-LA-1208156R2	SA-13
*** for the 737NG Aircraft	Att. B1, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

ATTACHMENT B2

*** Factors – *** Aircraft

***	***	***	***
***	***	***	***

Attachment B2 to UAL-PA-03784-LA-1208156R2	SA-13
*** for the 737NG Aircraft	Att. B2, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208172R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

Reference:	Purchase Agreement No. 3784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG aircraft

This Letter Agreement amends and supplements the Purchase Agreement. All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Subject to the terms, provisions, and conditions described herein, Boeing *** to Customer *** Aircraft, as of the effective date (Effective Date) of the ***.

1.	Customer’s ***.

Boeing *** Customer, at a charge as described in paragraph 3 below, *** an Aircraft *** for the respective model type. The Effective Date of such *** shall be the date that Boeing provides ***, unless otherwise mutually agreed to. *** for the applicable Aircraft is ***. Boeing will use its best reasonable efforts to provide *** not later than *** after receipt of Customer’s written request.

2.	***.

At the time of delivery of each Aircraft, or *** after delivery of an Aircraft, *** as requested by Customer. Such *** shall be ***, identifying the Aircraft Manufacturer’s Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate ***; the ***; and the ***. Customer may*** subsequent to the Effective Date. If ***, then Customer *** as outlined in paragraph 3 below.

UAL-PA-03784-LA-1208172R1	SA-13
***	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.	***.

*** in accordance with either the *** set forth below, at Customer’s option.

3.1	***.

If Customer elects to ***, then Customer shall ***

3.2	***.

***

3.3	***.

***

3.4	Customer’s ***.

If Customer *** shall be calculated as follows:

***

3.5	***

***

4.	***

***

UAL-PA-03784-LA-1208172R1	SA-13
***	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

UAL-PA-03784-LA-1208172R1	SA-13
***	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-03784-LA-1208172R1

Date:

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Attention:	***

Reference:	Letter Agreement UAL-PA-03784-LA-1208172R1 to Purchase
Agreement 03784

***

Very truly yours,

THE BOEING COMPANY

By:

Its:

Attachment A to UAL-PA-03784-LA-1208172R1	SA-13
***	Page 8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Letter Agreement UAL-PA-03784-LA-1208172R1

***

Attachment B to UAL-PA-03784-LA-1208172R1	SA-13
***	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208173R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

Reference:	Purchase Agreement No. 3784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Special Consideration for ***

In the event that Customer elects to have the *** installed on an Aircraft at time of delivery, Boeing shall provide at the time of delivery of each such Aircraft ***.

In the event that Customer elects to install the *** as a post delivery modification, Boeing shall *** such *** in a manner similar to what is currently being done with ***, i.e. *** will be ***.

2.	Assignment ***.

The *** described in this Letter Agreement are ***. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

UAL-PA-03784-LA-1208173R1	SA-13
***	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

UAL-PA-03784-LA-1208173R1	SA-13
***	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1600041R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – Firm 737-800 Aircraft, as defined in Supplemental Agreement No. 10 to the Purchase Agreement and 737-800 Substitution Aircraft as defined in Supplemental Agreement No. 13 to the Purchase Agreement (individually and collectively 737-800 Special Matters Aircraft)

Reference:	Purchase Agreement No. 3784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG aircraft

Ladies and Gentlemen:

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***.

1.1.	Firm 737-800 Aircraft ***.

In consideration of Customer’s purchase of 737-800 Special Matters Aircraft, Boeing *** at the time of delivery of each 737-800 Special Matters Aircraft *** (737-800 Special Matters ***). The 737-800 Special Matters *** amount is subject to the *** as *** the *** at time of delivery. Such 737-800 Special Matters *** may be used by *** for the *** of Boeing *** or *** to *** at the time of delivery of the applicable Aircraft. The 737-800 Special Matters *** may not,***however, be used for the ***.

UAL-PA-03784-LA-1600041	Page 1
Special Matters – 737-800 Special Matters Aircraft	P.A. No. 3784, SA 13
BOEING / UNITED AIRLINES PROPRIETARY

1.2.	***.

In consideration of Customer’s purchase of 737-800 Special Matters Aircraft, Boeing shall *** at the time of delivery of each 737-800 Special Matters Aircraft a ***. The *** amount is *** the *** at time of delivery. Such *** may be used by *** for the *** of Boeing *** or *** to *** at the time of delivery of the applicable Aircraft. The *** may not, however, be used for the ***.

***.

1.3.	***.

In consideration of Customer configuring and taking delivery of 737-800 Special Matters Aircraft with ***, Boeing will *** to Customer a *** at delivery of each 737-800 Special Matters Aircraft in the *** of the respective 737-800 Special Matters Aircraft delivery pursuant to the *** set forth in Supplemental Exhibit AE1 to the Purchase Agreement. Such *** may be used by Customer for the *** of Boeing *** at the time of delivery of the applicable Aircraft. ***.

1.4.	Applicability of ***.

The *** described in this Letter Agreement will only apply to the 737-800 Special Matters Aircraft.

2.	Assignment of ***.

Customer may not assign the *** described in this Letter Agreement without Boeing’s prior written consent ***.

UAL-PA-03784-LA-1600041	Page 2
Special Matters – 737-800 Special Matters Aircraft	P.A. No. 3784, SA 13
BOEING / UNITED AIRLINES PROPRIETARY

3.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03784-LA-1600041	Page 3
Special Matters – 737-800 Special Matters Aircraft	P.A. No. 3784, SA 13
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

UAL-PA-03784-LA-1600041	Page 4
Special Matters – 737-800 Special Matters Aircraft	P.A. No. 3784, SA 13
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1601973R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft

Reference: Purchase	Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and
United Airlines,	Inc. (Customer) relating to 737NG (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment for the Firm 737-800 Aircraft and 737-800 Substitution Aircraft. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

UAL-PA-03784-LA-1601973R1	SA-13
Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft	Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior Vice President Finance, Procurement and Treasuer

UAL-PA-03784-LA-1601973R1	SA-13
Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft	Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

MODEL 737-800 WITH WINGLETS PERFORMANCE GUARANTEES

FOR UNITED AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft	SA-13 Page 1
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-800 Aircraft with winglets and short field performance enhancement option 0222C472A09 and a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished CFM56-7B*** engines.

2	FLIGHT PERFORMANCE

2.1	Mission

2.1.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The runway slope is *** percent uphill.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 2 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA***°C during climb.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 3 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached.

The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 4 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Taxi-Out:

Fuel	*** Pounds
Time	*** Minutes

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Miles
Time	*** Minutes

Approach and Landing Maneuver:

Fuel	*** Pounds
Time	*** Minutes

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds
Time	*** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is either the greater of a minimum *** pounds, or is based on a standard day temperature and a) a contingency fuel allowance equivalent to a continued cruise at the LRC Mach number at final cruise altitude and weight for a time equal to *** percent of the mission time from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport with an altitude of *** feet.

2.1.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** route) using

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 5 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage	The stage length is defined as the sum of the distances for climb, cruise, and descent.
Length:

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The stopway is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord. Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 6 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Attachment to UAL-PA-03784-LA-1601973R1	SA-13
Aircraft Performance Guarantees – Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 7
AERO-B-BBA4-M15-0858	SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Attachment to UAL-PA-03784-LA-1601973R1	SA-13
Aircraft Performance Guarantees – Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 8
AERO-B-BBA4-M15-0858	SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds
Time	*** Minutes

Takeoff and Climbout Maneuver:

Fuel	***Pounds
Distance	***Miles
Time	***Minutes

Approach and Landing Maneuver:

Fuel	*** Pounds
Time	*** Minutes

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds
Time	*** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at the LRC Mach number, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the destination airport.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 9 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

2.1.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage	The stage length is defined as the sum of the distances for climb, cruise, and descent.
Length:

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C. The runway length is *** feet.

The runway slope is *** percent downhill.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of ***
Maneuver:	KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and .
landing gear

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 10 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA***°C during descent.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 11 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds
Time	*** Minutes

Takeoff and Climbout Maneuver:

Fuel	***Pounds
Distance	***Miles
Time	***Minutes

Approach and Landing Maneuver:

Fuel	*** Pounds
Time	*** Minutes

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds
Time	*** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 12 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

For information purposes, the reserve fuel is either the greater of a minimum *** pounds, or is based on a standard day temperature and a) a contingency fuel allowance equivalent to a continued cruise at the LRC Mach number at final cruise altitude and weight for a time equal to *** percent of the mission time from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport with an altitude of *** feet.

2.1.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage	The stage length is defined as the sum of the distances for climb, cruise, and descent.
Length:

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The runway slope is *** percent downhill.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 13 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA***°C during climb.

Maximum climb thrust is used during climb.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 14 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds
Time	*** Minutes

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 15 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Miles
Time	*** Minutes

Approach and Landing Maneuver:

Fuel	*** Pounds
Time	*** Minutes

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds
Time	*** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at the LRC Mach number, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the destination airport.

2.1.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 16 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 17 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

The temperature is ISA***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached.

The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is *** airport.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 18 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds
Time	*** Minutes

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Miles
Time	*** Minutes

Approach and Landing Maneuver:

Fuel	*** Pounds
Time	*** Minutes

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds
Time	*** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at the LRC Mach number, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the destination airport.

2.1.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.7 is the basis for the mission guarantees of Paragraphs 2.1.1, 2.1.2, 2.1.3, 2.1.4, and 2.1.5.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 19 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

2.1.7 737-800 Weight Summary - United Airlines

Pounds
Standard Model Specification MEW	***

***

*** Passengers
CFM56-7 Engines
*** lb (*** kg) Maximum Taxi Weight
*** U.S. Gallons (*** Liters) Fuel Capacity
Changes for United Airlines
*** *	***
***Interior
*** Maximum Taxi Weight	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

United Airlines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.1.8)	***

United Airlines Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds
* ***:			***
***	***	***
***	***	***
***	***	***

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 20 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

2.1.8 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Miscellaneous Equipment			***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Crew Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Premium Economy Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water - *** USG			***
Waste Tank Disinfectant			***
Emergency Equipment (Incl. Life Vests & Life Rafts/ELT)			***

Total Standard and Operational Items Allowance				*	**

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 21 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in ***, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of Paragraph 2.1.1, 2.1.2, 2.1.3, and 2.1.4 and the specified payload of the Paragraph 2.1.5 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 24, 2009.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 22 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B*** Engines

change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with *** brakes and anti-skid operative, *** minute takeoff thrust, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

4.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of *** pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). ***.

4.6	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of *** percent of the mean aerodynamic chord.

4.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

Attachment to UAL-PA-03784-LA-1601973R1 Aircraft Performance Guarantees – Firm 737-800 Aircraft and 737-800 Substitution Aircraft AERO-B-BBA4-M15-0858	SA-13 Page 23 SS15-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973R1

CFM56-7B26E Engines

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment to UAL-PA-03784-LA-1601973R1	SA-13
Aircraft Performance Guarantees – Firm 737-800 Aircraft
and 737-800 Substitution Aircraft	Page 24
AERO-B-BBA4-M15-0858	SS15-0360

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-LA-1604287

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain*** (Letter Agreement)

References:	(1) Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-UAL (AGTA);

(2) Purchase Agreement No. 3776 between the parties relating to Model 737-9 aircraft, including Letter Agreement UAL-PA-03776-LA- 1207637 entitled “*** Matters” (MAX PDP Letter);

(3)    Purchase Agreement No. 3784 between the parties relating to Model 737NG aircraft, including Letter Agreement UAL-PA-03784-LA- 1208155R2 entitled “*** Matters: 737-*** and 2016 737NG Aircraft” (NG PDP Letter);

(4)    Purchase Agreement No. 3860 between the parties relating to Model 787 aircraft, including Section 3 of Letter Agreement UAL-PA-03860- LA-1209413R1 entitled “Special Matters” (787 PDP Matters Section of the Special Matters Letter); and

(5)    Purchase Agreement No. 04308 between the parties relating to Model 777-300ER aircraft, including Letter Agreement UAL-PA- 04308-LA-1404408R1 entitled “*** Matters” (777 PDP Letter), (references (2) through (5) are referred to herein as the Purchase Agreement or Purchase Agreements as the context requires).

Ladies and gentlemen:

All terms used but not defined in this Letter Agreement shall have the same meaning as in the corresponding purchase agreement or AGTA, as applicable.

UAL-LA-1604287
Certain ***	LA Page 1

1.	*** Matter ***.

Notwithstanding the *** Schedule contained in Table 1 of each of the Purchase Agreements or the terms set forth in the 777 PDP Letter, the 787 PDP Matters Section of the Special Matters Letter, the NG PDP Letter and the MAX PDP Letter (collectively, the UAL PDP Letters or UAL PDP Letter as the context requires), Customer *** for any Aircraft on order as of the date of signing the applicable Purchase Agreement, and for any *** Aircraft in accordance with the terms of the applicable UAL PDP Letter; provided, however, that Customer shall retain the right to either (a) *** set forth in any of the UAL PDP Letters, and to the extent that Customer *** then Customer’s *** shall be *** or (b) *** provided that (1) Boeing *** to such *** and (2) such ***.

2.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04308-LA-1404407 of the 777 Purchase Agreement entitled “Privileged and Confidential Matters”.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-LA-1604287
Certain ***	LA Page 2

AGREED AND ACCEPTED this 27th day of December of 2016

UNITED AIRLINES, INC.

/s/ Gerald Laderman
Signature

Gerald Laderman
Printed Name

Senior Vice President Finance, Procurement and Treasurer
Title

UAL-LA-1604287
Certain ***	LA Page 3